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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): May 9, 2003


                           JACOBS ENTERTAINMENT, INC.
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       333-88242                                    34-1959351
------------------------              -------------------------------  ----
(Commission File Number)              (I.R.S. Employer Identification  No.)



                                 240 Main Street
                           Black Hawk, Colorado 80422
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (303) 582-1117
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Filed herewith is the following:

         Exhibit No.               Description
         -----------               -----------

             99.1         Jacobs Entertainment, Inc. press release dated
                          May 9, 2003, announcing the company's financial results for the first quarter ended March 31, 2003 (furnished pursuant to Items 9 and 12 of Form 8-K).

         Pursuant to Exchange Act Release 47583, Jacobs Entertainment, Inc. (the "Company") is furnishing the following information and Exhibit pursuant to Items 9 and 12 of Form 8-K.

ITEM 9.  REGULATION FD DISCLOSURE

         On May 9, 2003, the Company issued a press release announcing its financial results for the fist quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1. The Company has also announced a conference call to discuss its financial results at 11 a.m. Eastern Time on May 12, 2003. The US/Canada dial-in number is (800)-289-1730, conference ID #771490, topic:
Jacobs Entertainment 1st Quarter 2003 Earnings Release. The call will be broadcast live and then via replay for one week at (800) 203-1112 or (719) 457-0820, conference ID #771490, from May 12, 2003 at 2:00 p.m. Eastern Time until midnight Eastern Time on May 19, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The press release also presents the Company's earnings before interest, depreciation and amortization ("EBITDA") for the first quarter of 2003, along with the most directly comparable financial measure calculated and presented in accordance with GAAP, which the Company determined to be operating income and a schedule reconciling EBITDA to operating income.

         Management believes that presentation of a non-GAAP financial measure such as EBITDA is useful because it allows investors and management to evaluate and compare the Company's operating results from continuing operations from period to period in a meaningful and consistent manner in addition to standard GAAP financial measures. Management internally evaluates the performance of its properties using EBITDA measures as do most analysts following the gaming industry. EBITDA is also a component of certain financial covenants in the Company's debt agreements. Non-GAAP financial measures however should not be considered in isolation or as an alternative to financial measures calculated and presented in accordance with GAAP. Because Adjusted EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, EBITDA as used in the press release may not be comparable to other similarly titled measures used by other companies.


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         As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

         The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Items 9 and 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JACOBS ENTERTAINMENT, INC.



Date:  May 9, 2003                        By:  /s/ Stephen R. Roark
                                               --------------------------------
                                               Stephen R. Roark
                                               Chief Financial Officer


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